REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS
--------------------------------------------------------------------------------
DENOTED HEREIN BY XXXXX.
-----------------------

                                                                   Exhibit 10.52

                          SIXTH AMENDMENT TO AGREEMENT
                          ----------------------------

     THIS SIXTH AMENDMENT TO AGREEMENT (this "Amendment") is entered into as of April 9, 2002 by and among Charles & Colvard, Ltd. (Formerly C3, Inc.) a North Carolina corporation, and John M. Bachman, Inc. ("JMB").

                              Statement of Purpose
                              --------------------

     Charles & Colvard and JMB entered into an Agreement dated September 24, 1997 (the "Agreement") to formalize the terms upon which JMB will cut moissanite gemstones for Charles & Colvard, a First Amendment to the Agreement dated March 23, 1998 (the "First Amendment"), a Second Amendment to the Agreement dated September 28, 1998 (the "Second Amendment") and a Third Amendment to the Agreement dated June 16, 1999 (the "Third Amendment"), a Fourth Amendment to the Agreement dated October 5, 1999 (the "Fourth Amendment"), and a Fifth Amendment to the Agreement dated December 29, 2000 (the "Fifth Amendment").

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Faceting Machines. JMB has XXX excess custom faceting machines
          -----------------
(individually a "Machine" and collectively the "Machines") which it does not need if monthly production from Charles & Colvard stays below XXXXX pieces. Charles & Colvard desires to purchase the Machines so that the Machines will be available in the event of an increase in production needs. JMB has agreed to store the Machines for Charles & Colvard, at no charge, and to perform the maintenance needed to keep them in working order. JMB shall designate the Machines and segregate and clearly label the Machines as belonging to Charles & Colvard. The agreed upon purchase price is XXX per Machine or XXXXX in total which shall be paid upon execution of the Agreement and receipt by Charles & Colvard of written designation identifying the Machines. JMB shall execute such further documents as Charles & Colvard may request to confirm the transfer of title and ownership of the Machines. JMB is hereby granted a right of first refusal to purchase the Machines until December 31, 2003 in the event Charles & Colvard desires to sell Machines to a third party. JMB will begin to repurchase the Machines from Charles & Colvard when production (in finished pieces) exceeds XXXXX moissanite gemstones in any one month. The purchase price to be paid by JMB upon repurchase of the Machines shall be XXX per Machine or XXXXX in total.

     2.   Cutting Charges. Charles & Colvard will pay JMB for moissanite
          ---------------
gemstone cutting services at rates as set forth on Exhibit A to the Second Amendment. For cutting services provided by JMB, the amount payable to JMB by Charles & Colvard reflected on each invoice will be reduced by XX in the first month that monthly production (in finished pieces) exceeds XXXXX moissanite gemstones, and shall continue until the aggregate amount of such reductions equals XXXXX and

Charles & Colvard has received full credit against production charges for the amount of the repurchased Machines. For every XXX that the XXXXX is reduced, title to one of the Machines will transfer from Charles & Colvard to JMB and upon full payment Charles & Colvard will retain no ownership interest in the Machines. Charles & Colvard shall execute such further documents as JMB may request to confirm the transfer of title and ownership of the Machines. In all other respects the cutting charges and payment procedures in the Agreement, as amended, are hereby confirmed.

     3.   Extension of Term. The initial term of the Agreement will be extended
          -----------------
from the date first set forth in the Agreement through December 31, 2004, however, Charles & Colvard may terminate the Agreement at any time with 90 days prior written notice.

     4.   Production Procedures: Standards
          --------------------------------

          a. The monthly production volumes (in finished pieces) will be XXXXX per month, provided that the production volume may be adjusted by Charles & Colvard throughout the term.

          b. In all other respects the production procedures and standards in the Agreement, as amended, are hereby confirmed.

     5.   Confirmation of Agreement. In all other respects the parties hereto
          -------------------------
confirm the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment. JMB will obtain in writing, and provide to Charles & Colvard, the consent of its affiliate to be bound by the terms of this Amendment.

     IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment by its duly authorized officer, as of the date first above written.

                                        CHARLES & COLVARD, LTD.

                                        By:      /s/ James R. Braun
                                           -------------------------------------
                                        Name:    James R. Braun
                                             -----------------------------------
                                        Title:   Vice President - Finance & CFO
                                              ----------------------------------

                                        JOHN M. BACHMAN, INC.

                                        By:      /s/ John M. Bachman
                                           -------------------------------------
                                        Name:    John M. Bachman
                                             -----------------------------------
                                        Title:   President
                                              ----------------------------------

                                       2